March 8, 2004

THE DREYFUS FAMILY OF FUNDS

Supplement to the Current Prospectuses

     On or about March 30, 2004, subject to regulatory approval, Mellon Bank, N.A., a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”) and the current parent company of The Dreyfus Corporation (“Dreyfus”), will transfer its entire interest in The Dreyfus Corporation, including Dreyfus Service Corporation (the distributor of the Dreyfus Family of Funds) and all of Dreyfus’ other direct and indirect subsidiaries, to Mellon Financial. The reorganization will not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended; Dreyfus is merely becoming a direct, rather than indirect, wholly-owned subsidiary of Mellon Financial. The reorganization is part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

     Securities held by Dreyfus equity funds are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

     Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus Funds, alleging that the Investment Advisers improperly used assets of the Dreyfus Funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus Funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the funds believe the allegations to be totally without merit and will defend the actions vigorously.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the funds believe that any of the pending actions will have a material adverse affect on the funds or Dreyfus’ ability to perform its contract with the funds.

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